EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NF Energy Saving Corporation of America (the "Company") on Form 10-Q for the three and nine months ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Li Hua, Wang, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2008 and results of operations of the Company for the three and nine months ended September 30, 2008.

NF Energy Saving Corporation of America

Date: November 10, 2008	By:	/s/ Li Hua, Wang
Chief Financial Officer